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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 30, 2001

               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                            Biotech HOLDRS/SM/ Trust
                      [Issuer with respect to the receipts]

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                    333-89355
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

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Item 5. Other Events

        On December 11, 2000, BioChem Pharma Inc. and Shire Pharmaceuticals Group p.l.c. announced an agreement to merge in which Shire will acquire BioChem. The merger is subject to regulatory approval and customary closing conditions.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c)   Exhibits

                  99.1 Biotech HOLDRS Trust Prospectus dated January 23, 2001 updating the original Prospectus dated November 22, 1999.

                  99.2 Biotech HOLDRS Trust Prospectus Supplement dated March 30, 2001 to Prospectus dated January 23, 2001 which updated the original Prospectus dated November 22, 1999.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MERRILL LYNCH, PIERCE, FENNER &
                                            SMITH INCORPORATED


Date: April 18, 2001                     By: /s/ STEPHEN G. BODURTHA
                                             -----------------------
                                             Name: Stephen G. Bodurtha
                                             Title: Attorney-in-Fact

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                                  EXHIBIT INDEX



Number and Description of Exhibit
---------------------------------

(99.1) Biotech HOLDRS/SM/ Trust Prospectus dated January 23, 2001 updating the original Prospectus dated November 22, 1999.

(99.2) Biotech HOLDRS/SM/ Trust Prospectus
Supplement dated March 30, 2001 to
Prospectus dated January 23, 2001 which updated the original Prospectus dated November 22, 1999.

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